Exhibit 4.1

THIS CERTIFIES THAT is the owner of CUSIP DATED COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, FULLY PAID AND NON- ASSESSABLE COMMON SHARES, PAR VALUE US 1/6 CENT PER SHARE, OF Montpelier Re Holdings Ltd. transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Bye-Laws of the Company, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the seal of the Company and the signatures of its duly authorized officers. COMMON STOCK PAR VALUE US 1/6 CENT COMMON STOCK THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ SEE REVERSE FOR CERTAIN DEFINITIONS Certificate Number Shares MONTPELIER RE HOLDINGS LTD. INCORPORATED UNDER THE LAWS OF BERMUDA President and Chief Executive Officer General Counsel and Secretary By AUTHORIZED SIGNATURE 016570 003590 127C RESTRICTED 4 057-423 G62185 10 6 <<Month Day, Year>> * * 600620 * * * * * * * * * 600620 * * * * * * * * * 600620 * * * * * * * * * 600620 * * * * * * * * * 600620 * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Alexander David Sample * * * * Mr. Sample * * * * Mr. Sample * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 6 00620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 60 0620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600 620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 60062 0 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Shares * * * * 600620 * * Sh * * * SIX HUNDRED THOUSAND SIX HUNDRED AND TWENTY * * * MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE NNNNN ZQ 000000 Certificate Numbers 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Total Transaction Num /No. 123456 Denom. 123456 Total 1234567 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 PO BOX 43004, Providence, RI 02940-3004 CUSIP XXXXXX XX X Holder ID XXXXXXXXXX Insurance Value 1,000,000.00 Number of Shares 123456 DTC 12345678 12 3456789012345

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT-Custodian TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT Custodian (until age) and not as tenants in common (Cust) (Minor) under Uniform Transfers to Minors Act (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto shares Attorney Dated: 20 Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. (Cust) (Minor) (State) PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within named Company with full power of substitution in the premises. MONTPELIER RE HOLDINGS LTD. Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.